UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549


                              Form 8-K

                           Current Report

                 Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  January 22, 1998


                   Unilab Corporation ("Unilab")
        (Exact name of registrant as specified in its charter)


                                Delaware
             (State or other jurisdiction of incorporation)


              33-77286                           95-4415490
      (Commission File Number)  			 (I.R.S. Employer Identification Number)


       18448 Oxnard Street, Tarzana, California          91356
      	(Address of principal executive offices)		     	(Zip Code)


Registrant's telephone number, including area code:  (818) 996-7300


__________________________________________________________________________
(Former name or former address, if changed since last report)

Item 5.		Other Events

         Effective as of January 22, 1998, Michael B. Hoffman resigned as a Director of Unilab Corporation.

Item 7.		Financial Statements, Pro Forma Financial Information and  Exhibits

         None.

                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act 1934, Unilab Corporation has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	January 27, 1998					               UNILAB CORPORATION



                                           By:	/s/   Mark L. Bibi
                                           Name:  Mark L. Bibi
                                           Title:	 Vice President, Secretary
                                                   and General Counsel